UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2009

SunSi Energies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-145910	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Main Street, Suite 309 Brooklyn, New York                                                                                                                       11201

           (Address of principal executive offices)                                                                                                                     (Zip Code)

Registrant's telephone number, including area code:  646-205-0291

Former name of the Company was Bold View Resources, Inc.
Former address of the Company was 800 N. Rainbow Blvd., Las Vegas, Nevada  89107.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 24, 2009, Richard Howie resigned from the Board of Directors and as the President and Chief Executive Officer of Bold View Resources, Inc., now known as SunSi Energies Inc. (the “Company”).  On March 24, 2009, Marilyn Zimmerman resigned from the Company’s Board of Directors and as the Secretary and Treasurer of the Company.

On March 24, 2009, Richard St-Julien, Michel G. Laporte and Kebir Ratnani were appointed to the Company’s Board of Directors, Michel G. Laporte was appointed the Company’s President and Chief Executive Officer and Richard St-Julien was appointed the Company’s Vice President and Secretary.  Currently, the officers and directors of the Company are not receiving any compensation for their services.

Michel G. Laporte, Director, President and Chief Executive Officer. Mr. Laporte (age 45) has many years of experience in the field of educational conferences.  He regularly participates in specialized international seminars, geared toward potential investors seeking structures, as well as vehicles allowing them to optimize their tax situation in compliance with local regulations. In 1992, Mr. Laporte was instrumental in the establishment of World Asset Management (WAM) and he has served as a consultant to WAM since that time.  WAM specializes in managing assets around the world in addition to setting up Complex Business Structures combining various countries, entities and domestic as well as international jurisdictions. He is very involved in the world of international finance as a consultant and has acquired an insightful understanding of the several domestic and international investment vehicles, which serves well his clientele of investors seeking growth and the protection of their assets. Mr. Laporte also possesses many years of experience in both marketing and management. From 1986 to 1992, he worked in Europe as a Business Finder and Developer in the fields of Mutual Funds, Life Insurance, as well as Private Placements. Through his extensive experience, Mr. Laporte has become a knowledgeable leader in the domestic and international financial arenas, especially in the structuring of genuine global portfolios that include investment products in various currencies and covering several asset classes.  Mr. Laporte was an instructor with the Canadian Armed Forces.  He started his military career in 1981 in Quebec, Canada, and subsequently served in South Germany.  Mr. Laporte studied Civil Engineering.  From June 27, 2007 until today, Mr. Laporte act as President and Treasurer and as a member of the board of directors of Methes Energies International Ltd. a company that is in the business of producing and distributing biodiesel and selling biodiesel processors and related services.

Richard St-Julien, Director, Vice President, Secretary.  Mr. St-Julien (age 39) holds a Bachelor of Law degree from the University of Ottawa.  Since 1992, he has been a practicing attorney in the areas of Commercial and International Law.  Simultaneously, he has been involved in numerous business ventures as an entrepreneur in Canada, as well as in other countries. Mr. St-Julien specializes in both International Business Law and Securities law in collaboration with strategic partners in Western Canada and the United States.  He possesses several years of experience in the public company environment, mostly in the United States, where he has been involved in various listings, reorganizations, financings and acquisitions.  Additionally, he acts as a consultant to corporations in their business ventures, including international financing.  From November 2001 to November 2004, Mr. St-Julien  served as a director and as Secretary of  Satelinx International Inc. (Formerly Vectoria, Inc), a provider of Internet Protocol ("IP") telephony services.   From  August 2002 to April 2005, Mr. St-Julien  served as a director and as Secretary of Terra Nostra Technology Ltd., a bio-technology company.   Since November 2006, Mr. St-Julien has also served as a director and as Secretary of Enviro-Tech, Inc., a bio-technology company.

Kébir Ratnani, Director.  Mr. Ratnani possesses an encompassing 30-year experience in the natural gas, electricity, windmill, waste water and water sectors.  Over the course of his career, he has assumed different managerial and technical functions, academically endowed with a Diploma in Management & Marketing from the Institute of Gas Technology in Chicago, U.S.A, an M Sc. A. and a B.Sc. A. in Chemical Engineering from Laval University in Quebec, Canada.  His high-caliber profile and track record are distinguished through his professional achievements.  Mr. Ratnani’s proficiency in his fields of expertise led him to develop 13 inventions for which he now owns patents; all related to natural gas, petrochemical and environmental technologies. At the international level, he concluded numerous cooperation agreements with several governments, namely Algeria, Cameroon, Gabon, Kenya, Tunisia, Senegal, Libya, Gambia, United Arab Emirates, Egypt, Lebanon, Syria, Saudi Arabia and Kuwait, Japan, Malaysia, Vietnam, Denmark, France, Spain, Slovakia, Germany, Hungary and Russia. He also negotiated project financing with organizations such as the World Bank, Asian Development Bank, and Canadian International Development Agency.  In 1991, he directed the opening of the Natural Gas Technologies Centre, a research organization associated with Gaz Métropolitain, Gaz de France, Brooklyn Union Gas, and Osaka Gas.  Subsequently, in 1997, he was appointed Vice-President of Hydro Quebec International.  In this capacity, he was responsible for the Technology, Transfer and BOT (Build, Operate & Transfer) and Concession projects.  In 2000, he joined SNC-Lavalin International, one of the leading engineering and construction groups in the world and a major player in the ownership of infrastructure and in the provision of operations and maintenance services, as Senior Vice-President.  He continues to work for SNC-Lavalin today and is responsible for Water, Energy and Infrastructure Projects in Africa, the Middle East and Latin America.  Mr. Ratnani also serves as a director and advisory board member of Methes Energies International Ltd. and as a director of Sofame Technologies Inc.  From approximately February 2004 to April 5, 2005, Mr. Ratnani served as a director of Terra Nostra Technology Ltd.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 24, 2009, the Company filed a Certificate of Change Filed Pursuant to NRS 78.209 with the Secretary of State of Nevada increasing the number of authorized shares of the Company’s Common Stock, par value $0.001, from 50,000,000 to 75,000,000 and providing for a twelve-for-one forward split of the issued and outstanding shares of the Company’s Common Stock (the “Certificate of Change”).  The text of the Certificate of Change is filed herewith as Exhibit 3.1.1 and is incorporated by reference herein.

On March 24, 2009, the Company also filed a Certificate of Amendment with the Secretary of State of Nevada amending the Company’s Articles of Incorporation to change the name of the Company to SunSi Energies Inc. (the “Certificate of Amendment”).   The text of the Certificate of Amendment is filed herewith as Exhibit 3.1.2 and is incorporated by reference herein.

ITEM 8.01  OTHER EVENTS

The Company is changing its business to focus on the solar industry in China, including possible acquisitions related to the production of trichlorosilane, the main feedstock for the production of polysilicon.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit 3.1.1.       Certificate of Change Filed Pursuant to NRS 78.209 for Nevada Profit Corporations, filed by the Company on March 24, 2009.

Exhibit 3.1.2.       Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations, filed by the Company on March 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2009

SUNSI ENERGIES INC.

By	/s/ MICHEL G. LAPORTE
Michel G. Laporte
President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description

3.1.1	Certificate of Change Filed Pursuant to NRS 78.209 for Nevada Profit Corporations, filed by the Company on March 24, 2009.

3.1.2	Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations, filed by the Company on March 24, 2009.